SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 1, 2003

                          BANK UNITED CORP. LITIGATION
                               CONTINGENT PAYMENT
                                  RIGHTS TRUST

               (Exact Name of Registrant as Specified in Charter)

       Delaware                        0-32301                  76-6168223
(State or Other Jurisdiction       (Commission File         (I.R.S. Employer
of Incorporation)                   Number)                  Identification No.)

3200 Southwest Freeway, Suite 1001, Houston, Texas                         77027
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (713) 543-6958

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

On December 1, 2003, the Bank United Corp. Litigation Contingent Payment Rights Trust issued the press release attached as Exhibit 99.1, which is hereby incorporated herein by reference. The press release relates, among other things, to the defendant's November 21, 2003 filing with the U.S. Court of Appeals for the Federal Circuit of a Motion for Reissuance of a Nonprecedential Opinion as a Precedential Disposition and the plaintiffs' December 1, 2003 filing of a Response To Defendant's Motion For Reissuance of a Nonprecedential Opinion as a Precedential Disposition and a Motion for Leave to File the Defendant's Motions and Plaintiffs' Response as a Supplement to Plaintiffs' Petition for Rehearing En Banc. The government defendant's Motions and the plaintiffs' Response and Motion are attached as Exhibits 99.2, 99.3, and 99.4, and are hereby incorporated herein by reference. The description of the Motions and the Response contained in the press release is qualified in its entirety by reference to the Petition for Rehearing, the Motions, and the Response.


Item 7.   Financial Statements and Exhibits.

          (c) The following exhibits are filed with this report:

          Exhibit Number                                  Description
              99.1                        Press Release issued December 1, 2003.

              99.2 Defendant-Cross Appellant's Motion For Reissuance Of A Nonprecedential Opinion As A Precedential Disposition And Motion for Relief From The Notification Requirement Of This Court's Rule 47.6(c)

              99.3 Plaintiffs-Appellants' Response To Defendant-Cross Appellant's Motion For Reissuance Of A Nonprecedential Opinion As A Precedential Disposition And Motion For Relief From The Notification Requirement Of This Court's Rule 47.6(c)

              99.4 Plaintiffs-Appellants' Motion for Leave to File Government Motions and Appellants' Response as Supplement to Appellants' Petition for Rehearing En Banc

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         BANK UNITED CORP. LITIGATION CONTINGENT
                                         PAYMENT RIGHTS TRUST


                                         By:  /s/ Jonathon K. Heffron
                                         Name:  Jonathon K. Heffron
                                         Title:  Litigation Trustee

Dated:   December 1, 2003

                                  Exhibit Index

          Exhibit Number                                  Description
              99.1                        Press Release issued December 1, 2003.

              99.2 Defendant-Cross Appellant's Motion For Reissuance Of A Nonprecedential Opinion As A Precedential Disposition And Motion for Relief From The Notification Requirement Of This Court's Rule 47.6(c)

              99.3 Plaintiffs-Appellants' Response To Defendant-Cross Appellant's Motion For Reissuance Of A Nonprecedential Opinion As A Precedential Disposition And Motion For Relief From The Notification Requirement Of This Court's Rule 47.6(c)

              99.4 Plaintiffs-Appellants' Motion for Leave to File Government Motions and Appellants' Response as Supplement to Appellants' Petition for Rehearing En Banc